UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                                December 16, 2003
                                -----------------
                                (Date of Report)

                             ACL Semiconductors Inc.
                             -----------------------
             (Exact name of registrant as specified in its charter)

          Delaware                     000-50140                 16-1642709
          --------                     ---------                 ----------
(State or other jurisdiction          (Commission               (IRS Employer
      of incorporation)              File Number)            Identification No.)


     B24-B27,1/F., Block B, Proficient Industrial Centre, 6 Wang Kwun Road,
                               Kowloon, Hong Kong
     ---------------------------------------------------------------------
                    (Address of principal executive offices)

                                 (852) 2799-1996
                                 ---------------
              (Registrant's telephone number, including area code)

                                Print Data Corp.
                                ----------------
                   (Former name, if changed from last report)


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ITEM 5.           OTHER EVENTS.

         Effective December 16, 2003, the Registrant changed its name to ACL Semiconductors Inc. A copy of the certified Certificate of Incorporation of the Registrant, as amended, is filed as an exhibit hereto.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

              (c)  Exhibits.

                   3.1. Certificate of Incorporation of Registrant, including all amendments thereto.











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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


DATED:  DECEMBER 16, 2003

                                  ACL SEMICONDUCTORS INC.

                                  By: /s/ Chung-Lun Yang
                                      -------------------------------------
                                      Name: Chung-Lun Yang
                                      Title: Chief Executive Officer









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